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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                                 SHOPNOW.COM INC.
               ------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       WASHINGTON                                              91-1628103
 -----------------------                                   -------------------
 (STATE OF INCORPORATION                                    (I.R.S. EMPLOYER
     OR ORGANIZATION)                                      IDENTIFICATION NO.)

             411 FIRST AVENUE SOUTH, SUITE 200 NORTH, SEATTLE, WA 98101
             ----------------------------------------------------------
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

     Securities Act registration statement file number to which this form relates: 333-80981

     Securities to be registered pursuant to Section 12(b) of the Act:


      TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON WHICH
      TO BE SO REGISTERED               EACH CLASS IS TO BE REGISTERED
      -------------------               ------------------------------
            None                                      None

    Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $.001
                     -----------------------------
                          (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          Incorporated by reference to the information contained in the section titled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 18, 1999, (file number 333-80981) (the "Form S-1 Registration Statement").

ITEM 2.   EXHIBITS

          The following exhibits are filed as part of this registration statement:

          3.1  Amended and Restated Articles of Incorporation of Registrant.

          3.2  *Bylaws of the Registrant.

          4.1  Specimen Common Stock Certificate.

_______________________
* Incorporated by reference to the corresponding exhibit filed with the Form S-1 Registration Statement.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 14, 1999                     SHOPNOW.COM INC.



                                        By: /s/ Alan D. Koslow
                                           -----------------------------------
                                            Alan D. Koslow
                                            Executive Vice President, Chief
                                              Financial Officer, General Counsel
                                              and Secretary